Exhibit 10.1(s)

                               EXCHANGE AGREEMENT

                          TRANSMEDIA ASIA PACIFIC, INC.

                                Table of Contents

                                                                            Page
                                                                            ----

1. AGREEMENT TO EXCHANGE...................................................... 1

      (a)   Exchange.......................................................... 1
      (b)   Certain Definitions............................................... 2
      (c)   Closing........................................................... 2

2. HOLDER REPRESENTATIONS, WARRANTIES, ETC.................................... 2

      (a)   Investment Purpose................................................ 2
      (b)   Accredited Investor............................................... 2
      (c)   Reoffers and Resales.............................................. 2
      (d)   Company Reliance.................................................. 2
      (e)   Information Provided.............................................. 2
      (f)   Absence of Approvals.............................................. 3
      (g)   Exchange Agreement................................................ 3
      (h)   Title to the Series A Preferred Stock and March Warrants.......... 3

3. COMPANY REPRESENTATIONS, WARRANTIES, ETC................................... 3

      (a)   Organization and Authority........................................ 3
      (b)   Capitalization.................................................... 3
      (c)   Concerning the Common Shares and the Common Stock................. 4
      (d)   Transaction Documents............................................. 4
      (e)   Non-contravention................................................. 5
      (f)   Approvals......................................................... 5
      (g)   Information Provided.............................................. 6
      (h)   Absence of Certain Changes........................................ 6
      (i)   Absence of Certain Proceedings.................................... 7
      (j)   Properties........................................................ 7
      (k)   Labor Relations................................................... 8
      (l)   SEC Filings....................................................... 8
      (m)   Absence of Brokers, Finders, Etc.................................. 8
      (n)   No Solicitation................................................... 8
      (o)   Certain Issuances of Securities................................... 9
      (p)   Absence of Rights Agreement....................................... 9
      (q)   Exchange of Stock for Notes....................................... 9
      (r)   Equivalent Value, etc............................................. 9
      (s)   Rule 144.......................................................... 9

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS...................................... 9

      (a)   Transfer Restrictions............................................  9
      (b)   Restrictive Legends.............................................. 10
      (c)   Registration Rights Agreement; Waiver............................ 10
      (d)   Security Agreement............................................... 10
      (e)   Guaranty Agreement............................................... 11
      (f)   Authorization for Trading; Reporting Status...................... 11
      (g)   Blue Sky Laws.................................................... 11
      (h)   Certain Expenses................................................. 11
      (i)   Certain Issuances of Securities.................................. 10
      (j)   Conduct of Business and Maintenance of Existence................. 12
      (k)   Compliance with Laws............................................. 12
      (l)   Investment Company Act........................................... 12
      (m)   Transactions with Affiliates..................................... 12
      (n)   Short Selling and Ownership Restrictions......................... 13
      (o)   Debt Obligation.................................................. 13
      (p)   Disclosure....................................................... 13
      (q)   Best Efforts..................................................... 13

5. TRANSFER AGENT INSTRUCTIONS............................................... 14

6. CONDITIONS TO THE COMPANY'S OBLIGATIONS................................... 14

7. CONDITIONS TO THE HOLDERS' OBLIGATION..................................... 15

8. MISCELLANEOUS............................................................. 16

      (a)   Governing Law.................................................... 16
      (b)   Counterparts..................................................... 16
      (c)   Headings, etc.................................................... 16
      (d)   Severability..................................................... 16
      (e)   Amendments....................................................... 16
      (f)   Waivers.......................................................... 16
      (g)   Notices.......................................................... 17
      (h)   Assignment....................................................... 17
      (i)   Survival of Representations and Warranties....................... 17
      (j)   Entire Agreement................................................. 17
      (k)   Termination...................................................... 18
      (l)   Further Assurances............................................... 18
      (m)   Public Statements, Press Releases, Etc........................... 18
      (n)   Construction..................................................... 18


                                     (iii)

SCHEDULES

Schedule 3(a)     Subsidiaries
Schedule 3(b)     Antidilution Adjustments; Registration Rights
Schedule 3(c)     Nasdaq Matters
Schedule 3(e)     Certain Conflicts
Schedule 3(i)     Certain Claims
Schedule 3(l)     SEC Filings

ANNEXES

Annex I           Form of 12% Secured Convertible Note
Annex II          Form of Warrant
Annex III         Form of Amended and Restated Registration Rights Agreement
Annex IV          Form of Transfer Agent Instructions
Annex V           Form of Security Agreement
Annex VI          Form of Guaranty Agreement
Annex VII         Form of Opinion of Davis & Gilbert LLP to Be Delivered on
                  Closing Date


                                      (iv)

                               EXCHANGE AGREEMENT

            THIS EXCHANGE AGREEMENT, dated as of December 12, 2000, by and among TRANSMEDIA ASIA PACIFIC, INC., a Delaware corporation (the "Company"), with headquarters located at 11 St. James's Square, London SW1Y 4LB, England, ADVANTAGE FUND II LTD., a British Virgin Islands corporation ("Advantage"), and KOCH INVESTMENT GROUP LIMITED, a Delaware corporation ("Koch", and together with Advantage, the "Holders").

                              W I T N E S S E T H:

            WHEREAS, on March 28, 2000 (i) Advantage purchased 6,000 shares (the "Advantage Preferred Shares") of the Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"), of the Company and acquired Common Stock Purchase Warrants (the "Advantage March Warrants") to purchase an aggregate of 231,325 shares of Common Stock, $.00001 par value (the "Common Stock"), of the Company and (ii) Koch purchased 4,000 shares (the "Koch Preferred Shares") of Series A Preferred Stock and acquired Common Stock Purchase Warrants (the "Koch March Warrants" and, together with the Advantage March Warrants, the "March Warrants") to purchase an aggregate of 154,217 shares of Common Stock, in each case pursuant to the respective Subscription Agreements, dated as of March 27, 2000, by and between the Company and each Holder (the "Subscription Agreements");

            WHEREAS, the parties hereto desire that each of the Holders exchange all of their shares of Series A Preferred Stock and all of their March Warrants for secured convertible promissory notes and new Common Stock Purchase Warrants to be issued by the Company on the terms and conditions provided in this Agreement (the "Exchange"); and

            WHEREAS, the Company and the Holders are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 3(a)(9) and other applicable provisions of the Securities Act of 1933, as amended (the "1933 Act");

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. AGREEMENT TO EXCHANGE.

            (a) Exchange. (1) The Company and Advantage hereby agree that at the Closing (as defined herein) the Company shall issue and deliver to Advantage (i) a duly executed 12% Secured Convertible Note of the Company in the form attached hereto as Annex I (a "Note") in the aggregate principal amount of $6,234,000.00 and (ii) a duly executed Common Stock Purchase Warrant in the form attached hereto as Annex II (a "Warrant") to purchase 1,373,493 shares of Common Stock in exchange for the delivery by Advantage to the Company for cancellation of (x) the Advantage Preferred Shares and (y) the Advantage March Warrants.

            (2) The Company and Koch hereby agree that at the Closing the Company shall issue and deliver to Koch (i) a duly executed Note in the aggregate principal amount of $4,156,000.00 and (ii) a duly executed Warrant to purchase 915,662 shares of Common Stock in exchange for the delivery by Koch to the Company for cancellation of (x) the Koch Preferred Shares and (y) the Koch March Warrants.

            (b) Certain Definitions. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The shares of Common Stock issuable upon conversion of the Notes are referred to herein as the "Conversion Shares." The Warrant Shares and the Conversion Shares are referred to herein collectively as the "Common Shares." The Notes, the Warrants and the Common Shares are referred to herein collectively as the "Securities." As used in this Agreement, the term "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

            (c) Closing. The issuance of the Notes and the Warrants to the Holders against delivery of the shares of Series A Preferred Stock and the March Warrants to the Company (the "Closing") shall occur at 12:00 noon, New York City time on or within three Business Days after the date (the "Closing Date") on which the parties' respective conditions set forth in Sections 6 and 7 have been satisfied or waived, or such other mutually agreed to date and time. The Closing shall occur on the Closing Date at the offices of Siller Wilk LLP, 747 Third Avenue, New York, New York, 10017-2803. The Notes and the Warrants shall be registered in the names of the Holders or their nominees.

            2. HOLDER REPRESENTATIONS, WARRANTIES, ETC.

            Each Holder, severally and not jointly, represents and warrants to, and covenants and agrees with, the Company with respect to such Holder as follows:

            (a) Investment Purpose. Such Holder is acquiring its Note and its Warrants, and will acquire the Common Shares issuable upon conversion of such Note and exercise of such Warrants, for its own account for investment only and not with a view towards the public sale or distribution thereof;

            (b) Accredited Investor. Such Holder is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

            (c) Reoffers and Resales. All subsequent offers and sales of the Securities by the Holder shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

            (d) Company Reliance. Such Holder understands that its Note and its Warrants are being issued, and the Common Shares are being offered, in each case to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire its Note and its Warrants and to receive an offer of the Common Shares;

            (e) Information Provided. Such Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the issuance of the Notes and the Warrants and the offer of the Common Shares which have been requested by such Holder; such Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, such Holder has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended September 30, 1999, as amended by Amendment No. 1 thereto on Form 10-K/A filed April 6, 2000 (the "1999 10-K"), (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 1999, March 31, 2000 and June 30, 2000, (3) Current Reports on Form 8-K/A filed April 6, 2000 and on Form 8-K filed April 28, 2000, and (4) the definitive proxy statement for the Company's Annual Meeting of Stockholders held on March 16, 2000, in each case as filed with the Security and Exchange Commission (the "SEC") (collectively, the "SEC Reports"); and such Holder understands that its investment in its Note and its Warrants involves a high degree of risk;

            (f) Absence of Approvals. Such Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Common Shares;

            (g) Exchange Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Holder and is a valid and binding agreement of such Holder enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; and

            (h) Title to the Series A Preferred Stock and March Warrants. Such Holder is the legal and beneficial owner of its shares of the Series A Preferred Stock and its March Warrants and, if the Exchange is consummated, such shares of Series A Preferred Stock and March Warrants will be transferred to the Company free and clear of all claims, liens, security interests, pledges, charges and other encumbrances.

            3. COMPANY REPRESENTATIONS, WARRANTIES, ETC.

            The Company represents and warrants to, and covenants and agrees with, the Holders that:

            (a) Organization and Authority. The Company and each of its subsidiaries listed on Schedule 3(a) to this Agreement (the "Subsidiaries") is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (i) the Company and each Subsidiary has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (ii) the Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Notes, the Warrants, the Amended and Restated Registration Rights Agreement, the form of which is attached hereto as Annex III (the "Registration Rights Agreement"), the Transfer Agent Instructions, the form of which is attached hereto as Annex IV (the "Transfer Agent Instructions"), the Pledge and Security Agreement, the form of which is attached hereto as Annex V (the "Security Agreement"), the Guaranty Agreement, the form of which is attached hereto as Annex VI (the "Guaranty Agreement"), and the other agreements, instruments and documents to be executed and delivered by the Company in connection herewith (collectively, the "Transaction Documents"), and to consummate the transactions contemplated hereby and thereby. The Company and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company has no subsidiaries or equity investment in any person other than the Subsidiaries.

            (b) Capitalization. The authorized capital stock of the Company consists of (1) 95,000,000 shares of Common Stock of which 37,151,441 shares were outstanding on December 11, 2000, all of which are fully paid and nonassessable; and (2) 5,000,000 shares of Preferred Stock, $.01 par value, of which 10,000 shares have been designated as Series A Convertible Preferred Stock and are issued and outstanding and held by the Holders on the date hereof, and on the Closing Date there will be

(x) no material increase from December 11, 2000, in the number of shares of Common Stock outstanding and (y) no outstanding preferred stock other than the shares of Series A Preferred Stock being cancelled at the Closing. As of December 11, 2000, the Company had outstanding options, warrants and similar rights entitling the holders to purchase an aggregate of 12,343,042 shares of Common Stock. Other than as set forth in the preceding sentence, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock, except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company or any Subsidiary. Each outstanding class or series of securities for which any antidilution or similar adjustment arising by reason of the issuance or conversion of the Notes or the issuance or exercise of the Warrants will occur is identified on Schedule 3(b) to this Agreement, together with the amount of such antidilution adjustment. The outstanding shares of Common Stock and preferred stock and outstanding options, warrants and other securities convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock have been duly authorized and validly issued. None of such outstanding shares of Common Stock, preferred stock, options, warrants and other securities has been issued in violation of the preemptive rights of any securityholder of the Company. The offers and sales of the outstanding shares of Common Stock, preferred stock, and such options, warrants and other securities were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. Except as set forth on Schedule 3(b) to this Agreement and in the March Registration Rights Agreements, no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

            (c) Concerning the Common Shares and the Common Stock. The Common Shares have been duly authorized. The Common Shares, when issued upon conversion of the Notes or upon exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Common Shares. The Company has duly reserved 9,089,155 shares of Common Stock for conversion of the Notes and exercise of the Warrants, and such shares shall remain so reserved (subject to pro rata reduction from time to time for shares of Common Stock issued upon conversion of Notes or redemption or other permitted retirement of Notes), and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Notes, as long as the Notes are convertible, and pursuant to the Warrants, as long as the Warrants are exercisable. The Common Stock is listed for trading on the Nasdaq SmallCap Market ("Nasdaq") and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) except as set forth on Schedule 3(c) to this Agreement, the Company has not been notified since January 1, 1998 by the Nasdaq of any failure or potential failure to meet the criteria for continued listing and trading on the Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Common Shares will not be eligible for listing on the Nasdaq.

            (d) Transaction Documents. The Transaction Documents have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, the Notes, the Warrants and the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

            (e) Non-contravention. The execution and delivery by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the issuance of the Notes and the Warrants as contemplated by this Agreement and the other transactions contemplated by the Transaction Documents do not and will not, with or without the giving of notice or the lapse of time, or both (i) result in any violation of any terms of the certificate of incorporation or by-laws of the Company or any Subsidiary, (ii) except as set forth on Schedule 3(e) to this Agreement, conflict with or result in a breach by the Company or any Subsidiary of any of the terms or provisions of, or constitute a default under, or result in the modification, amendment, termination or cancellation of, result in the acceleration of any obligation of the Company or any Subsidiary under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties or assets is bound or affected, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other governmental body of the United States or any other country having jurisdiction over the Company or any Subsidiary or any of their respective properties or assets or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or any Subsidiary to own or lease and operate any of their respective properties or to conduct any of their respective businesses or the ability of the Company or any Subsidiary to make use thereof.

            (f) Approvals. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company or any other third party is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of the Transaction Documents, (2) the issuance of the Notes and the Warrants as contemplated by this Agreement and (3) the issuance of Common Shares on conversion of the Notes or upon the exercise of the Warrants, other than (x) the filing of the notification for listing of additional shares with the Nasdaq pursuant to
Section 4(f), (y) registration of the resale of the Common Shares under the 1933 Act as contemplated by the Registration Rights Agreement, and (z) as may be required under applicable state securities or "blue sky" laws.

            (g) Information Provided. The information provided by or on behalf of the Company to the Holders in connection with the transactions contemplated by this Agreement, including, without limitation, the information referred to in
Section 2(e) of this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that, for purposes of this Section 3(g), any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 3(g) to the extent that a statement in any document included in such information which was prepared or filed with the SEC on a later date modifies or replaces such statement, whether or not such later prepared or filed statement so states. The Company has not filed any reports with the SEC under the Securities Exchange Act of 1934, as amended (the "1934 Act"), since September 30, 1999 other than the SEC Reports.

            (h) Absence of Certain Changes. Since September 30, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, except as disclosed in the SEC Reports. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC

Reports, neither the Company nor any Subsidiary has any material (individually or in the aggregate) liabilities, debts or obligations whether accrued, absolute, contingent or otherwise, and whether due or to become due. Subsequent to September 30, 1999, neither the Company nor any Subsidiary has incurred any liabilities, debts or obligations of any nature whatsoever which are individually or in the aggregate material to the Company and the Subsidiaries, taken as a whole, other than those incurred in the ordinary course of its business or disclosed in the SEC Reports.

            (i) Absence of Certain Proceedings. Except as disclosed in the SEC Reports and as set forth in Schedule 3(i) to this Agreement, there is no action, suit, proceeding, inquiry or investigation before or by any court, arbitrator, public board or body or governmental agency (collectively, an "Action") pending or, to the knowledge of the Company and the Subsidiaries, threatened against the Company or any Subsidiary, in any such case wherein an unfavorable decision, ruling or finding would have a material adverse effect on business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or the transactions contemplated by the Transaction Documents or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Documents; neither the Company, any Subsidiary nor any director or officer thereof is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty; and there has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

            (j) Properties. The Company and each Subsidiary has good title to or leasehold interests in all property real and personal (tangible and intangible) and other assets owned by it, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except with respect to capital lease obligations and protective filings by lessors and except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company or any Subsidiary. The leases, licenses or other contracts or instruments under which the Company and each Subsidiary leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made, by the Company or any Subsidiary. Neither the Company nor any Subsidiary has received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties. The Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Company Proprietary Rights (as defined herein) or with respect to any license of Company Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding or investigation is pending, or, to the best knowledge of the Company, threatened, which involves any Company Proprietary Rights. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Company Proprietary Rights in a manner which would have a material adverse effect on the use by the Company or any Subsidiary of any of the Company Proprietary Rights. To the best knowledge of the Company, no Company Proprietary Rights and no services or products sold by the Company conflict with or infringe upon any proprietary rights available to any third party. Neither the Company nor any Subsidiary has received written notice of any pending conflict with or infringement upon such third-party proprietary rights. Neither the Company nor any Subsidiary has entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Company Proprietary Rights other than in the ordinary course of business. No claims have been asserted by any person with respect to the validity of the Company's or any Subsidiary's ownership or right to use the Company Proprietary Rights and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Company Proprietary Rights are valid and enforceable. No registration relating to the Company Proprietary Rights has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing, except for such lapses, expirations, abandonments, cancellations, adversarial proceedings or failures to be in good standing which would not, singly or in the aggregate, have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries, taken as a whole. The Company and each Subsidiary has complied, in all material respects, with its respective contractual obligations relating to the protection of the Company Proprietary Rights used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Company Proprietary Rights. As used herein, the term "Company Proprietary Rights" means all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, domain names, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets which are material to the business of the Company and the Subsidiaries as now conducted, as proposed to be conducted or as described in this Agreement.

            (k) Labor Relations. Except as disclosed in the SEC Reports, no material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary.

            (l) SEC Filings. Except as set forth on Schedule 3(l) to this Agreement, the Company has timely filed all required forms, reports and other documents required to be filed by the Company with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

            (m) Absence of Brokers, Finders, Etc. No broker, finder or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement, and the Company shall pay, and indemnify and hold harmless the Holders from, any claim made against either Holder by any person for any such commission, fee or other compensation.

            (n) No Solicitation. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of or in connection with the offer and exchange of the Securities. Neither the Company nor, to its knowledge, any person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any person any of the Notes or Warrants or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement; and neither the Company nor any person authorized to act on its behalf will sell or offer for sale any Notes, shares of Common Stock, Warrants or similar securities, or solicit any offers to buy any Notes, shares of Common Stock, Warrants or similar securities, so as thereby to cause the issuance of the Notes or the Warrants to be in violation of Section 5 of the 1933 Act.

            (o) Certain Issuances of Securities. The Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Rule 4310(c)(25)(H) of Nasdaq as in effect from time to time or any successor, replacement or similar provision thereof or of any other market on which the Common Stock is listed for trading (the "Stockholder Approval Rule") and which would be integrated with the issuance of the Notes to the Holders or the issuance of Common Shares upon conversion thereof or upon exercise of the Warrants for purposes of the Stockholder Approval Rule.

            (p) Absence of Rights Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

            (q) Exchange of Stock for Notes. The Company has not and will not pay any commission or other remuneration for soliciting exchanges of shares of Series A Preferred Stock and the March Warrants for the Notes and the Warrants.

            (r) Equivalent Value, etc. The Company is receiving reasonably equivalent value in exchange for the issuance of the Notes and the Warrants, including, but not limited to, the facilitation of the Merger (as defined in the Notes) and improving the Company's ability to obtain future financing. Prior to and after giving effect to the Exchange, (1) the fair market value of the Company's assets exceeds and will exceed the sum of the Company's liabilities and (2) the Company retains and will retain sufficient capital with which to conduct its business and engage in any contemplated transaction. After giving effect to the Exchange, the Company will have the ability to satisfy its current and future debts and other obligations as they become due.

            (s) Rule 144. For purposes of paragraph (d) of Rule 144 under the 1933 Act, the holding period for each Holder's shares of Series A Preferred Stock may be tacked to the holding period of their Notes and, to the extent that the Warrants are exercised pursuant to the net issuance provisions of Section
1.2 of the Warrants, the holding period of each Holder's March Warrants may be tacked to the holding period of their Warrants.

            4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

            (a) Transfer Restrictions. The Company and the Holders acknowledge and agree that (1) Notes and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement with respect to the resale of the Common Shares, the Common Shares have not been and are not being registered for resale under the 1933 Act, and the Securities may not be transferred unless (A) subsequently registered for resale thereunder or (B) a Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any resale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) other than pursuant to the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

            (b) Restrictive Legends. (1) The Holders acknowledge and agree that the Notes shall bear a restrictive legend in substantially the following form:

      This Note has not been registered under the Securities Act of 1933, as amended (the "Act"). This Note has been acquired, and the shares of Common Stock issuable upon the conversion of this Note must be acquired, for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof under the Act or an opinion of counsel such that registration is not required.

            (2) The Holders further acknowledge and agree that the Warrants shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Warrants):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act or an opinion of counsel that such registration is not required.

            (3) The Holders further acknowledge and agree that until such time as the Common Shares have been registered for resale under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares):

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Act or an opinion of counsel that such registration is not required under said Act.

            (4) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter (1) upon request of a Holder the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days (as defined in the Note) after surrender of such certificates by the Holder and (2) the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of the Notes or upon exercise of the Warrants or impose any stop-transfer restriction thereon.

            (c) Registration Rights Agreement; Waiver. The parties hereto agree to amend and restate the March Registration Rights Agreements and combine them into one agreement by entering into the Amended and Restated Registration Rights Agreement in the form attached hereto as Annex III on the Closing Date. Effective upon the Closing and the execution and delivery of such Amended and Restated Registration Rights Agreement, the Holders shall be deemed to have waived all rights to receive from the Company additional common stock purchase warrants and cash payments pursuant to Section 2(c) of the March Registration Rights Agreements.

            (d) Security Agreement. On or before the Closing Date, the parties hereto agree to enter into the Security Agreement in the form attached hereto as Annex V.

            (e) Guaranty Agreement. On or before the Closing Date, the parties hereto agree to enter into the Guaranty Agreement in the form attached hereto as Annex VI.

            (f) Authorization for Trading; Reporting Status. On or before the Closing Date, the Company shall file a notification for listing of additional shares with the Nasdaq relating to the Common Shares and shall provide evidence of such filing to the Holders. So long as the Holders beneficially own any of the Notes (so long as the Notes are convertible into Conversion Shares), the Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

            (g) Blue Sky Laws. On or before the Closing Date, the Company shall take such action, if any, as shall be necessary to qualify, or to obtain an exemption for, the Notes and the Warrants for issuance to the Holders pursuant to this Agreement, and the Common Shares for issuance to the Holders on conversion of the Notes and exercise of the Warrants, under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the issuance of the Notes and the Warrants pursuant to this Agreement and the issuance to the Holders of Common Shares on conversion of the Notes and exercise of the Warrants. The Company shall furnish to the Holders copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

            (h) Certain Expenses. Whether or not the Closing occurs, the Company shall pay or reimburse the Holders for all reasonable expenses (including, without limitation, legal fees and expenses of counsel to the Holders) not in excess of $32,500 incurred by the Holders in connection with this Agreement and the transactions contemplated hereby. In addition, the Company shall pay on demand all reasonable expenses incurred by the Holders, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) the negotiation, preparation or execution of any amendment, modification or waiver of any of the Transaction Documents requested by the Company, (2) any default or breach of any of the Company's or its Affiliates (as such term is defined in the Note) obligations set forth in any of the Transaction Documents and (3) the enforcement or restructuring of any right of, including the collection of any payments due, a Holder under any of the Transaction Documents, including any action or proceeding relating to such enforcement, or any order, injunction or other process seeking to restrain the Company from paying any amount due a Holder, in which such Holder prevails.

            (i) Certain Issuances of Securities. Unless the Company obtains the approval of its stockholders pursuant to the Stockholder Approval Rule or a waiver thereof from the Nasdaq, the Company will not issue any shares of Common Stock or preferred stock or other securities convertible into, exchangeable for, or otherwise entitling the holder to acquire, shares of Common Stock which would be subject to the requirements of the Stockholder Approval Rule and which would be integrated with the issuance of the Notes and the Warrants to the Holders or the issuance of Common Shares upon conversion of the Notes or upon exercise of the Warrants for purposes of the Stockholder Approval Rule.

            (j) Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each subsidiary of the Company to continue, to engage in business of the same general type as conducted by the Company and its operating subsidiaries on the date of this Agreement and will preserve, renew and keep in full force and effect, and will cause each subsidiary of the Company to preserve, renew and keep in full force and effect, their respective existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business; provided, however, that the Company and its subsidiaries shall not be required to preserve any such right, privilege or franchise, or the corporate or other existence of any such subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and each of its subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, adverse in any material respect to the holders of the Notes; provided further, however, that the Company may expand its current business and engage in new, related business in connection with the execution of its business strategy as approved from time to time by the Board of Directors.

            (k) Compliance with Laws. The Company will comply, and will cause each subsidiary of the Company to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

            (l) Investment Company Act. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended, or any successor provision.

            (m) Transactions with Affiliates. (1) The Company will not, and will not permit any subsidiary of the Company, directly or indirectly, to pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any indebtedness, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with, any joint enterprise or other joint arrangement with, any Affiliate of the Company, except (i) on terms to the Company or such subsidiary no less favorable than terms that could be reasonably obtained by the Company or such subsidiary from a person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors and (ii) as permitted by clause (2) of this Section 4(m);

            (2) The restrictions set forth in clause (1) shall not apply to (i) reasonable fees and compensation paid to and indemnity provided on behalf of, officers, directors, employees or consultants of the Company or any subsidiary of the Company as determined in good faith by the Board of Directors, (ii) transactions exclusively between or among the Company and any of its subsidiaries or exclusively between or among such subsidiaries and (iii) any agreement as in effect on the date of this Agreement.

            (n) Short Selling and Ownership Restrictions. So long as the Company is in compliance in all material respects with its obligations to the Holders (including, without limitation, its obligations under this Agreement, the Notes and the other Transaction Documents), during the period from the Closing Date to the date when the Notes are no longer convertible into Conversion Shares,

            (1) the Holders shall not engage in any short sales or other hedging transactions relating to the Common Stock; and

            (2) in addition to and without limiting the effect of Section 2.1 of the Notes and Section 1.1(b) of the Warrants, at any given time during such period each Holder will not beneficially own Conversion Shares which represent more than 3.0% of the then outstanding shares of Common Stock (with such beneficial ownership for purposes of this clause (2) to be determined in accordance with Section 2.1 of the Notes).

            (o) Debt Obligation. So long as any portion of any Note is outstanding, the Company shall cause its books, records and financial statements to reflect the Notes as debts of the Company in the unpaid principal amount thereof and, whenever appropriate, as valid senior debt obligations of the Company for money borrowed.

            (p) Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided or at any time in the future will provide either of the Holders or their respective agents or counsel with any information that constitutes or might constitute material non-public information. The Company acknowledges that the Holders shall be relying on the foregoing representation and covenant in effecting transactions in the securities of the Company.

            (q) Best Efforts. Each of the parties shall use its reasonable best efforts timely to satisfy each of the conditions to the other party's obligations to effect the Exchange set forth in Section 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

            5. TRANSFER AGENT INSTRUCTIONS.

            Prior to the Closing Date, the Company will (1) execute and deliver the Transfer Agent Instructions in the form attached hereto as Annex IV and thereby irrevocably instruct, American Stock Transfer & Trust Company, as Transfer Agent and Registrar (the "Transfer Agent"), to issue certificates for the Common Shares from time to time upon conversion of the Notes and exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Notices of Conversion in the form attached to the Notes and the Form of Subscription in the form attached to the Warrants and (2) appoint the Transfer Agent the conversion agent for the Notes and the exercise agent for the Warrants. The certificates for the Common Shares shall bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act. The certificates for the Common Shares shall be registered in the name of the Holder or its nominee and in such denominations to be specified by the Holder in connection with each conversion of Notes or exercise of the Warrants. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5, (y) stop transfer instructions to give effect to Section 4(a) prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5 shall limit in any way each Holder's obligations and agreement to comply with the registration requirements of the 1933 Act upon resale of the Common Shares. If a Holder provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company and its legal counsel, that registration of a resale by such Holder of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer of such Securities and, in the case of the Common Shares, in accordance with clause (1)(B) of
Section 4(a) of this Agreement, promptly instruct the Transfer Agent to issue upon transfer one or more share certificates in such name and in such denominations as specified by such Holder within three Business Days after receipt of such opinion. Nothing in this Section 5 shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

            6. CONDITIONS TO THE COMPANY'S OBLIGATIONS.

            The Holders understand that the Company's obligation to issue the Notes and the Warrants to the Holders in exchange for their shares of Series A Preferred Stock and their March Warrants pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

            (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Holders or their legal counsel;

            (b) The accuracy on the Closing Date of the representations and warranties of the Holders contained in this Agreement as if made on the Closing Date and the performance by the Holders on or before the Closing Date of all covenants and agreements of the Holders required to be performed on or before the Closing Date; and

            (c) Delivery by the Holders to the Company for cancellation on (or within three Business Days following) the Closing Date of (1) certificates representing their respective shares of Series A Preferred Stock, together with executed stock powers, and (2) their March Warrants.

            7. CONDITIONS TO THE HOLDERS' OBLIGATION.

            The Company understands that the Holders' obligation to exchange their shares of Series A Preferred Stock and their March Warrants for Notes and Warrants pursuant to this Agreement is conditioned upon the satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Holders in their sole discretion):

            (a) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date, and receipt by the Holders of a certificate, dated the Closing Date, of the Chief Executive Officer of the Company confirming such matters and such other matters as the Holders may reasonably request;

            (b) The receipt by the Holders of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date and
(2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby;

            (c) The receipt by the Holders of certificates, dated the Closing Date, of the Secretary of each of Transmedia Europe, Inc., MonsterBook.com, Inc. and DSS Direct Connect, L.L.C. certifying all resolutions of their respective Boards of Directors or managing members, as the case may be, relating to the Transaction Documents to which each such company is a party and the transactions contemplated thereby;

            (d) The Transfer Agent shall have acknowledged receipt of the Transfer Agent Instructions in the form attached hereto as Annex IV;

            (e) Each of the parties to (1) the Security Agreement in the form attached hereto as Annex V and (2) the Guaranty Agreement in the form attached hereto as Annex VI shall have executed and delivered such agreements to the Holders; and

            (f) Receipt by the Holders on the Closing Date of an opinion of Davis & Gilbert LLP, counsel for the Company and certain of its affiliates, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Holders, to the effect set forth in Annex VII attached hereto.

            8. MISCELLANEOUS.

            (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the laws of any jurisdiction other than the State of New York to be applied.

            (b) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party. Although this Agreement is dated as of the date first set forth above, the actual date of execution and delivery of this Agreement by each party is the date set forth below such party's signature on the signature page hereof. Any reference in this Agreement or in any of the documents executed and delivered by the parties hereto in connection herewith to (1) the date of execution and delivery of this Agreement by a Holder shall be deemed a reference to the date set forth below such Holder's signature on the signature page hereof, (2) the date of execution and delivery of this Agreement by the Company shall be deemed a reference to the date set forth below the Company's signature on the signature page hereof and (3) the date of execution and delivery of this Agreement or the date of execution and delivery of this Agreement by the Holders and the Company shall be deemed a reference to the later of the dates set forth below the signatures of the parties on the signature page hereof.

            (c) Headings, etc. The headings, captions and footers of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            (e) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Holders or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

            (f) Waivers. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

            (g) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt,

            (1) in the case of the Company, addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Executive Officer, or to its telephone line facsimile transmission number 011-44-207-839-5727;

            (2) in the case of Advantage, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement, with a copy to Genesee International, Inc., 10500 N.E. 8th Street, Suite 1920, Bellevue, Washington 98004-4332 (telephone line facsimile transmission number
(425) 462-4645); or

            (3) in the case of Koch, at its address or telephone line facsimile transmission number shown on the signature page of this Agreement;

or such other address or telephone line facsimile transmission number as a party shall have provided by notice to the other parties in accordance with this provision.

            (h) Assignment. Prior to the Closing Date, the Holders may not assign their rights and obligations under this Agreement. Any transfer of the Notes or the Warrants by the Holders after the Closing Date shall be made in accordance with Section 4(a). After the Closing Date, a Holder shall have the right to assign its rights and obligations under this Agreement to any transferee of all or any portion of the Securities if: (a) such Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Securities with respect to which such rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such Securities by the transferee or assignee is restricted to the extent required under the 1933 Act and applicable state securities laws, and (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. Following such notice of assignment of rights under this Agreement, the Company shall be obligated to such transferee or assignee to perform all of its covenants under this Agreement as if such transferee or assignee were a Holder under this Agreement.

            (i) Survival of Representations and Warranties. The respective representations, warranties, covenants and agreements of the Holders and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the Closing and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

            (j) Entire Agreement. This Agreement and its Schedules and Annexes set forth the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

            (k) Termination. Either Holder shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

            (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

            (2) any other condition of the Holder's obligations hereunder is not fulfilled and cannot reasonably be fulfilled; or

            (3) the Closing shall not have occurred on a Closing Date on or before December 13, 2000, other than solely by reason of a breach of this Agreement by the Holders.

Any such termination shall be effective upon the giving of notice thereof by a Holder. Upon such termination, the Holders shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

            (l) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

            (m) Public Statements, Press Releases, Etc. The Company and the Holders shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Holders, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or Nasdaq regulation (although the Holders shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

            (n) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                   * * * * * *

            IN WITNESS WHEREOF, this Exchange Agreement has been duly executed by the Company and the Holders by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.

                                      TRANSMEDIA ASIA PACIFIC, INC.

                                      By:_______________________________________
                                         Name:                 Title:

                                      Date:_____________________________________


                                      ADVANTAGE FUND II LTD.

                                      By:  Genesee International, Inc.,
                                              as General Manager

                                      By:_______________________________________
                                                    Donald R. Morken
                                                       President

                                      Date:_____________________________________

                                      Address:  c/o CITCO
                                                Kaya Flamboyan 9
                                                Curacao, Netherlands Antilles

                                      Facsimile No.:  011-599-9732-2008


                                      KOCH INVESTMENT GROUP LIMITED

                                      By:_______________________________________
                                         Name:                 Title:

                                      Date:_____________________________________

                                      Address:   20 East Greenway Plaza
                                                 Houston, Texas  77046

                                      Facsimile No.: (713) 544-9061